MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998
                                                        Two World Trade Center,
                                                       New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Quality Municipal Securities (IQM) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Quality Municipal Securities to Morgan Stanley Dean Witter Quality Municipal Securities. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


Date                 AAA Ins            Tsy            % Relationship
----                 -------            ---            --------------
12/31/93              5.40%            6.34%               85.17%
01/31/94              5.40%            6.24%               86.54%
02/28/94              5.80%            6.66%               87.09%
03/31/94              6.40%            7.09%               90.27%
04/29/94              6.35%            7.32%               86.75%
05/31/94              6.25%            7.43%               84.12%
06/30/94              6.50%            7.61%               85.41%
07/29/94              6.25%            7.39%               84.57%
08/31/94              6.30%            7.45%               84.56%
09/30/94              6.55%            7.81%               83.87%
10/31/94              6.75%            7.96%               84.80%
11/30/94              7.00%            8.00%               87.50%
12/30/94              6.75%            7.88%               85.66%
01/31/95              6.40%            7.70%               83.12%
02/28/95              6.15%            7.44%               82.66%
03/31/95              6.15%            7.43%               82.77%
04/28/95              6.20%            7.34%               84.47%
05/31/95              5.80%            6.66%               87.09%
06/30/95              6.10%            6.62%               92.15%
07/31/95              6.10%            6.86%               88.92%
08/31/95              6.00%            6.66%               90.09%
09/29/95              5.95%            6.48%               91.82%
10/31/95              5.75%            6.33%               90.84%
11/30/95              5.50%            6.14%               89.58%
12/29/95              5.35%            5.94%               90.07%
01/31/96              5.40%            6.03%               89.55%
02/29/96              5.60%            6.46%               86.69%
03/29/96              5.85%            6.66%               87.84%
04/30/96              5.95%            6.89%               86.36%
05/31/96              6.05%            6.99%               86.55%
06/28/96              5.90%            6.89%               85.63%
07/31/96              5.85%            6.97%               83.93%
08/30/96              5.90%            7.11%               82.98%
09/30/96              5.70%            6.93%               82.25%
10/31/96              5.65%            6.64%               85.09%
11/29/96              5.50%            6.35%               86.61%
12/31/96              5.60%            6.63%               84.46%
01/31/97              5.70%            6.79%               83.95%
02/28/97              5.65%            6.80%               83.09%
03/31/97              5.90%            7.10%               83.10%
04/30/97              5.75%            6.94%               82.85%
05/30/97              5.65%            6.91%               81.77%
06/30/97              5.60%            6.78%               82.60%
07/30/97              5.30%            6.30%               84.13%
08/31/97              5.50%            6.61%               83.21%
09/30/97              5.40%            6.40%               84.38%
10/31/97              5.35%            6.15%               86.99%
11/30/97              5.30%            6.05%               87.60%
12/31/97              5.15%            5.92%               86.99%
01/31/98              5.15%            5.80%               88.79%
02/28/98              5.20%            5.92%               87.84%
03/31/98              5.25%            5.93%               88.53%
04/30/98              5.35%            5.95%               89.92%
05/29/98              5.20%            5.80%               89.66%
06/30/98              5.20%            5.65%               92.04%
07/31/98              5.18%            5.71%               90.72%
08/31/98              5.03%            5.27%               95.45%
09/30/98              4.95%            5.00%               99.00%
10/31/98              5.05%            5.16%               97.87%

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.


MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.


PERFORMANCE

The Trust's net asset value (NAV) increased from $14.31 to $14.99 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.7525 per share, the Trust's total NAV return was 10.89 percent. IQM's price on the New York Stock Exchange moved from $12.50 to $13.9375 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 18.04 percent. On October 31, 1998, the Trust traded at a 7 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was raised from $0.0625 per share to $0.065 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income increased from $0.123 to $0.133 per share.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



Category
--------

TRANSPORTATION          -
GENERAL OBLIGATION     16%
ELECTRIC                -
REFUNDED                -
WATER & SEWER          14%
MORTGAGE               12%
HOSPITAL               11%
PUBLIC FAC.             8%
TAX ALLOCATION          -
IDR/PCR                13%
EDUCATION               -
ALL OTHER              26%







[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

Call Dates
----------

1998                     0%
1999                     0%
2000                     0%
2001                     0%
2002                     2%
2003                    63%
2004                    21%
2005                     0%
2006                     0%
2007                     6%
2008                     1%
2009+                    7%
                       100%
Wghtd Avg Call Protec:   6





[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]


Ratings
Moody's/S&P
--------------
Aaa/AAA                28%
Aa/AA                  38%
A/A                    34%
Baa/BBB
Ba/BB
NR
TOTALS                100%

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 12 long-term sectors and 52 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 6 years of weighted average call protection.

The Trust's weighted average maturity was 19 years. Average duration (a measure of price volatility to interest rate changes) was 6 years. Throughout the fiscal period, high credit quality was maintained, with over 65 percent of IQM's long-term holdings rated double or triple "A".


THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 2.40 and 5.00 percent. Five ARPS series totaling $97 million represented 26 percent of net assets.


LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year, the Trust purchased and retired 350,700 shares of common stock at a weighted average market discount of 10.25 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *
On June 23, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic

  For ..............  14,191,443
  Withheld .........     288,946

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Charles A. Fiumefreddo

  For ..............       1,364
  Withheld .........           0

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

  For .............   14,120,544
  Against .........       71,035
  Abstain .........      288,810

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                               COUPON    MATURITY
 THOUSANDS                                                                                RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (15.4%)
 $  5,000   Florida Board of Education, Capital Outlay Refg 1993 Ser D .............. 5.125%      06/01/18    $  5,034,750
    5,000   De Kalb County, Georgia, Refg 1993 ...................................... 5.25        01/01/20       5,080,200
   10,000   Washington Suburban Sanitation District, Maryland, Refg 1993 Second Ser.. 5.25        06/01/14      10,498,500
            New York City, New York,
   10,000   1994 Ser D .............................................................. 5.75        08/15/08      10,680,600
    5,000   1994 Ser C .............................................................. 5.50        10/01/10       5,260,400
   10,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
            Refg Ser 1997 ........................................................... 5.125       05/15/25       9,949,500
   10,000   Seattle, Washington, Refg Ser 1993 ...................................... 5.65        01/01/20      10,459,400
 --------                                                                                                     ------------
   55,000                                                                                                       56,963,350
 --------                                                                                                     ------------
            Educational Facilities Revenue (7.0%)
    3,500   District of Columbia, Georgetown University Ser 1993 .................... 5.25        04/01/13       3,611,335
            Illinois Educational Facilities Authority,
    4,695   Illinois Wesleyan University Ser 1993 ................................... 5.70        09/01/23       4,938,436
    4,955   Northwestern University Refg Ser 1993 ................................... 5.375       12/01/21       5,058,559
            Massachusetts Health & Educational Facilities Authority,
   10,000   Boston College Ser K .................................................... 5.25        06/01/18      10,116,000
    2,100   Wentworth Institute of Technology Ser B (Connie Lee) .................... 5.50        10/01/23       2,175,600
 --------                                                                                                     ------------
   25,250                                                                                                       25,899,930
 --------                                                                                                     ------------
            Electric Revenue (6.7%)
    5,900   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) ......... 5.50        07/01/21       6,165,913
    8,000   Chelan County Public Utility District #1, Washington, Hydro Refg
            Ser 1993 G .............................................................. 5.375       06/01/18       8,211,360
   10,000   Snohomish County Public Utility District #1, Washington,
 --------
            Ser 1993 B (AMT) ........................................................ 5.80        01/01/24      10,587,400
 --------                                                                                                     ------------
   23,900                                                                                                       24,964,673
 --------                                                                                                     ------------
            Hospital Revenue (10.7%)
    8,000   Indiana Health & Educational Facilities Authority, Wellborn Memorial
            Baptist Hospital Refg Ser 1993 .......................................... 5.50        07/01/14       8,154,800
    3,500   Maine Health & Higher Educational Facilities Authority, Ser 1993 D (FSA)  5.50        07/01/18       3,639,475
    4,000   Michigan Hospital Finance Authority, Detroit Medical Center Ser 1997 A
            (AMBAC) ................................................................. 5.25        08/15/27       4,035,760
   10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
            Christian Health Services Ser 1993 A .................................... 5.25        05/15/14      10,477,500
   10,000   Fairfax County Industrial Development Authority, Virginia, Inova Health
            System Foundation Refg Ser 1993 A ....................................... 5.25        08/15/19      10,452,400
    3,000   Wisconsin Health & Educational Facilities Authority, Catholic Health Corp
            Ser 1993 ................................................................ 5.375       11/15/13       3,071,370
 --------                                                                                                     ------------
   38,500                                                                                                       39,831,305
 --------                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                                COUPON   MATURITY
 THOUSANDS                                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (13.3%)
 $ 10,000   Valdez, Alaska, BP Pipeline Inc Ser 1993 B ................................. 5.50%    10/01/28    $ 10,201,100
   10,000   Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
            Ser 1993 (AMT) (MBIA) ...................................................... 5.45     11/01/23      10,215,700
    4,000   Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser 1993 ........ 5.55     07/15/14       4,314,880
    2,500   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ............ 6.30     12/01/14       2,723,075
    5,000   Brazos River Authority, Texas, Houston Lighting & Power Co Ser 1993
            (MBIA) ..................................................................... 5.60     12/01/17       5,246,200
    5,000   Marshall County, West Virginia, Ohio Power Co Ser B (MBIA) ................. 5.45     07/01/14       5,394,300
   10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ............. 6.90     02/01/13      11,250,700
 --------                                                                                                     ------------
   46,500                                                                                                       49,345,955
 --------                                                                                                     ------------
            Mortgage Revenue - Multi-Family (5.0%)
    4,705   Illinois Housing Development Authority, 1993 Ser A ......................... 5.90     07/01/12       4,899,646
   13,310   Wisconsin Housing & Economic Development Authority, 1993 Ser A ............. 5.55     11/01/15      13,476,907
 --------                                                                                                     ------------
   18,015                                                                                                       18,376,553
 --------                                                                                                     ------------
            Mortgage Revenue - Single Family (6.6%)
    8,000   Alaska Housing Finance Corporation, 1997 Ser A (MBIA) ...................... 6.00     06/01/27       8,482,080
    3,830   Connecticut Housing Finance Authority, 1993 Subser F-1 ..................... 5.60     05/15/11       3,952,483
    8,700   Kentucky Housing Corporation, Federally Insured or Gtd Loans 1993 Ser B      5.40     07/01/14       9,012,852
    3,000   Virginia Housing Development Authority, 1992 Ser A ......................... 7.10     01/01/25       3,110,280
 --------                                                                                                     ------------
   23,530                                                                                                       24,557,695
 --------                                                                                                     ------------
            Public Facilities Revenue (8.4%)
   11,000   California Public Works Board, Correctional 1993 Ser D COPs ................ 5.375    06/01/18      11,353,100
    4,000   Maine Municipal Bond Bank, 1993 Ser E ...................................... 5.30     11/01/13       4,195,760
    5,000   Kansas City School District Building Corporation, Missouri, Elementary
            Ser 1993 D (FGIC) .......................................................... 5.00     02/01/14       5,072,500
   10,000   Regional Convention & Sports Complex Authority, Missouri, Refg
            Ser A 1993 ................................................................. 5.60     08/15/17      10,434,700
 --------                                                                                                     ------------
   30,000                                                                                                       31,056,060
 --------                                                                                                     ------------
            Resource Recovery Revenue (2.9%)
   10,000   Northeast Maryland Waste Disposal Authority, Montgomery County
 --------
            Ser 1993 A (AMT) ........................................................... 6.30     07/01/16      10,732,400
                                                                                                              ------------
            Transportation Facilities Revenue (5.4%)
    5,000   Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
            Sub Lien Ser 1993 C (MBIA) ................................................. 5.25     12/01/13       5,234,450
    3,000   Pennsylvania Turnpike Commission, Ser A 1998 (AMBAC) ....................... 4.75     12/01/27       2,867,850
    3,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ........ 4.75     01/01/29       2,856,720
    5,000   Texas Turnpike Authority, Dallas North Tollway Refg Ser 1993 (AMBAC) ....... 5.00     01/01/20       4,929,000
    4,175   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ............. 5.50     05/15/18       4,318,370
 --------                                                                                                     ------------
   20,175                                                                                                       20,206,390
 --------                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (14.4%)
 $  4,000   Phoenix Civic Improvement Corporation, Arizona, Wastewater
            Refg Ser 1993 .............................................................. 5.00%    07/01/18      $  4,012,360
    5,000   Los Angeles County Sanitation Districts Financing Authority, California,
            1993 Ser A ................................................................. 5.25     10/01/19         5,083,850
    5,000   Atlanta, Georgia, Water & Sewer Ser 1993 ................................... 5.00     01/01/15         5,044,650
            Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
    3,000   Ser 1993 A (MBIA) .......................................................... 5.50     05/15/21         3,135,480
    5,000   Ser 1993 B (MBIA) .......................................................... 5.50     05/15/23         5,237,250
   10,000   Massachusetts Water Resources Authority, 1993 Ser C ........................ 5.25     12/01/20        10,058,400
    5,000   New York City Municipal Water Finance Authority, New York, 1994 Ser B ...... 5.50     06/15/19         5,179,100
   10,000   Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) .............. 5.50     06/15/14        10,596,200
    5,000   Norfolk, Virginia, Water Ser 1993 (AMBAC) .................................. 5.375    11/01/23         5,133,400
 --------                                                                                                       ------------
   52,000                                                                                                         53,480,690
 --------                                                                                                       ------------
            Other Revenue (1.4%)
    5,000   New York Local Government Assistance Corporation, Ser 1993 C ............... 5.50     04/01/18         5,236,150
 --------                                                                                                       ------------
  347,870   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $343,230,519) ................................     360,651,151
 --------                                                                                                       ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.1%)
    4,000   Illinois Health Facilities Authority, Northwestern Memorial Hospital
 --------
            Ser 1995 (Demand 11/02/98) (Identified Cost $4,000,000) .................... 3.70*    08/15/25         4,000,000
                                                                                                                ------------
 $351,870   TOTAL INVESTMENTS (Identified Cost $347,230,519) (a) ..............................     98.3%        364,651,151
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ....................................      1.7           6,375,778
                                                                                                  --------      ------------
            NET ASSETS ........................................................................    100.0%       $371,026,929
                                                                                                  ========      ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $17,476,339 and the aggregate gross unrealized depreciation is $55,707, resulting in net unrealized appreciation of $17,420,632.

Bond Insurance:

AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1998


-------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

   Alaska .......................       5.0%
   Arizona ......................       1.1
   California  ..................       4.4
   Connecticut ..................       1.1
   District of Columbia .........       1.0
   Florida ......................       1.4
   Georgia ......................       2.7
   Hawaii .......................       2.8
   Illinois  ....................       5.1

   Indiana   ....................       2.2%
   Kentucky .....................       4.7
   Maine   ......................       2.1
   Maryland  ....................       6.9
   Massachusetts  ...............       6.0
   Michigan .....................       2.5
   Missouri .....................       7.0
   Nevada   .....................       0.7
   New York  ....................       7.1

   Pennsylvania .................       3.6%
   South Carolina ...............       1.7
   Tennessee ....................       2.7
   Texas   ......................       3.5
   Virginia  ....................       6.2
   Washington   .................       7.9
   West Virginia ................       1.4
   Wisconsin ....................       7.5
                                       ----
   Total  .......................      98.3%
                                       ====

-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $347,230,519)..........................................  $ 364,651,151
Cash .....................................................................        231,403
Interest receivable ......................................................      6,537,798
Prepaid expenses .........................................................         77,405
                                                                            -------------
   TOTAL ASSETS ..........................................................    371,497,757
                                                                            -------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders ...................................        160,962
   Investment management fee .............................................        128,729
   Common shares of beneficial interest repurchased ......................         69,525
Accrued expenses .........................................................        111,612
                                                                            -------------
   TOTAL LIABILITIES .....................................................        470,828
                                                                            -------------
   NET ASSETS ............................................................  $ 371,026,929
                                                                            =============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating $.01 par value, 1,940 shares outstanding).............  $  97,000,000
                                                                            -------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 18,274,813 shares outstanding)..........................    268,913,286
Net unrealized appreciation ..............................................     17,420,632
Accumulated undistributed net investment income ..........................      2,427,764
Accumulated net realized loss ............................................    (14,734,753)
                                                                            -------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................    274,026,929
                                                                            -------------
   TOTAL NET ASSETS ......................................................  $ 371,026,929
                                                                            =============
NET ASSET VALUE PER COMMON SHARE
  ($274,026,929 divided by 18,274,813 common shares outstanding)..........         $14.99
                                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME ...............................  $19,448,588
                                                 -----------
EXPENSES
Investment management fee .....................    1,289,496
Auction commission fees .......................      281,361
Professional fees .............................       97,675
Transfer agent fees and expenses ..............       81,313
Shareholder reports and notices ...............       44,123
Auction agent fees ............................       40,966
Registration fees .............................       24,670
Trustees' fees and expenses ...................       20,226
Custodian fees ................................       16,627
Organizational expenses .......................        6,562
Other .........................................       43,497
                                                 -----------
   TOTAL EXPENSES .............................    1,946,516

Less: expense offset ..........................      (16,484)
                                                 -----------
   NET EXPENSES ...............................    1,930,032
                                                 -----------
   NET INVESTMENT INCOME ......................   17,518,556
                                                 -----------
NET REALIZED AND UNREALIZED GAIN:

Net realized gain .............................      777,393
Net change in unrealized appreciation .........   11,228,100
                                                 -----------
   NET GAIN ...................................   12,005,493
                                                 -----------
NET INCREASE ..................................  $29,524,049
                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR       FOR THE YEAR
                                                                 ENDED             ENDED
                                                           OCTOBER 31, 1998   OCTOBER 31, 1997
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ...................................   $  17,518,556      $  18,111,306
Net realized gain (loss) ................................         777,393           (135,894)
Net change in unrealized appreciation/depreciation ......      11,228,100         13,330,205
                                                            -------------      -------------
   NET INCREASE .........................................      29,524,049         31,305,617
                                                            -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ...............................................      (3,489,086)        (3,427,332)
Common ..................................................     (13,892,648)       (13,932,610)
                                                            -------------      -------------
   TOTAL ................................................     (17,381,734)       (17,359,942)
                                                            -------------      -------------
Decrease from transactions in common shares of
  beneficial interest ...................................      (4,624,309)       (15,295,174)
                                                            -------------      -------------
   NET INCREASE (DECREASE) ..............................       7,518,006         (1,349,499)

NET ASSETS:
Beginning of period .....................................     363,508,923        364,858,422
                                                            -------------      -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $2,427,764 and $2,290,942, respectively)..............   $ 371,026,929      $ 363,508,923
                                                            =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust"), formerly InterCapital Quality Municipal Securities (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of September 29, 1998.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $11,541,660 and $15,037,825, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $2,700.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,980. At October 31, 1998, the Trust had an accrued pension liability of $32,310 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 though 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.


                         AMOUNT IN                    RESET          RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*        DATE       DIVIDEND RATES**
 ------     -------     ----------       -----        ----       ----------------
    1        340          $17,000     3.40 %       11/03/98       3.00% - 4.50%
    2        300           15,000     3.10         11/04/98       2.40  - 4.50
    3        300           15,000     3.10         11/05/98       3.00  - 5.00
    4        600           30,000     3.70         01/05/99       3.68  - 3.70
    5        400           20,000     3.63         07/06/99       3.40  - 4.25

---------------
*     As of October 31, 1998.
**    For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends to Series 1 through 5 at rates ranging from 2.50% to 3.70%, in the aggregate amount of $505,840.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                                          EXCESS OF
                                                                                SHARES      PAR VALUE     PAR VALUE
                                                                                ------      ---------     ---------
Balance, October 31, 1996 ................................................    19,929,113    $ 199,291   $ 288,633,478
Treasury shares purchased and retired (weighted average discount 14.15%)*     (1,303,600)     (13,036)    (15,282,138)
                                                                              ----------    ---------   -------------
Balance, October 31, 1997 ................................................    18,625,513      186,255     273,351,340
Treasury shares purchased and retired (weighted average discount 10.25%)*       (350,700)      (3,507)     (4,620,802)
                                                                              ----------    ---------   -------------
Balance, October 31, 1998 ................................................    18,274,813    $ 182,748   $ 268,730,538
                                                                              ==========    =========   =============

---------------
*     The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized approximately $777,000 of its net capital loss carryover. At October 31, 1998, the Trust had a net capital loss carryover of approximately $14,735,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

            AMOUNT IN THOUSANDS
--------------------------------------------
    2002         2003       2004     2005
    ----         ----       ----     ----
  $11,074       $2,809      $716     $136
  =======       ======      ====     ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

    AMOUNT             RECORD               PAYABLE
   PER SHARE            DATE                 DATE
   ---------     -----------------    -----------------
    $0.065       November 6, 1998     November 20, 1998
    $0.065       December 4, 1998     December 18, 1998

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED OCTOBER 31*
                                                                 -------------------------------------------------------------
                                                                     1998         1997       1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................    $14.31       $13.44     $13.04       $10.83       $14.03
                                                                    ------       ------     ------       ------       ------
Net investment income ..........................................      0.95         0.95       0.92         0.90         0.99
Net realized and unrealized gain (loss) ........................      0.64         0.69       0.23         2.15        (3.15)
                                                                    ------       ------     ------       ------       ------
Total from investment operations ...............................      1.59         1.64       1.15         3.05        (2.16)
                                                                    ------       ------     ------       ------       ------
Less dividends from:
 Net investment income .........................................     (0.75)       (0.72)     (0.72)       (0.74)       (0.77)
 Common share equivalent of dividends paid to preferred
  shareholders .................................................     (0.19)       (0.18)     (0.17)       (0.18)       (0.19)
                                                                    ------       ------     ------       ------       ------
Total dividends ................................................     (0.94)       (0.90)     (0.89)       (0.92)       (0.96)
                                                                    ------       ------     ------       ------       ------
Anti-dilutive effect of acquiring treasury shares ..............      0.03         0.13       0.14         0.08         0.04
                                                                    ------       ------     ------       ------       ------
Offering costs charged against capital .........................        --           --         --           --        (0.12)
                                                                    ------       ------     ------       ------       ------
Net asset value, end of period .................................    $14.99       $14.31     $13.44       $13.04       $10.83
                                                                    ======       ======     ======       ======       ======
Market value, end of period ....................................   $13.938       $12.50     $11.25      $10.875        $9.50
                                                                    ======       ======     ======       ======       ======
TOTAL INVESTMENT RETURN+ .......................................     18.04%       18.11%     10.39%       22.91%      (32.98)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .................................................      0.72%(1)     0.71%      0.72%(1)     0.77%(1)     0.83%
Net investment income before preferred stock dividends .........      6.46%        6.87%      6.94%        7.48%        7.85%
Preferred stock dividends ......................................      1.29%        1.30%      1.27%        1.48%        1.50%
Net investment income available to common shareholders .........      5.17%        5.57%      5.67%        6.00%        6.35%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................  $371,027     $363,509   $364,858     $376,158     $382,578
Asset coverage on preferred shares at end of period ............       382%         374%       376%         388%         278%
Portfolio turnover rate ........................................         3%           6%        --++         --           21%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++    Less than 0.5 %
(1)   Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust"), formerly InterCapital Quality Municipal Securities, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

-------------------------------------------------------------------------------
                       1998 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL
SECURITIES



ANNUAL REPORT
OCTOBER 31, 1998